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                                                            Exhibit 10.3
                               BAY NETWORKS, INC.

                             1994 STOCK OPTION PLAN

                (As Amended by the Board through July 25, 1996)

         1.      Establishment and Purpose.

                 (a) Establishment. The Wellfleet Communications, Inc. 1988 Stock Option Plan was adopted on January 20, 1988 (the "Initial Plan"). The Initial Plan was amended and restated on May 16, 1991 and was renamed the Wellfleet Communications, Inc. 1991 Restated Stock Option Plan (the "Prior Plan"). In connection with the combination of Wellfleet Communications, Inc. ("Wellfleet") and SynOptics Communications, Inc. ("SynOptics") pursuant to the Agreement and Plan of Merger dated as of July 4, 1994, as amended, by and among Wellfleet, SynOptics, and a wholly owned subsidiary of Wellfleet, Wellfleet intends to change its name to Bay Networks, Inc. The Prior Plan, as amended, is amended and restated in its entirety and renamed the Bay Networks, Inc. 1994 Stock Option Plan (the "Plan").

                 (b) Purpose. The purpose of the Plan is to secure for Bay Networks, Inc. (the "Company") and its stockholders the benefits arising from capital stock ownership by employees and officers of, and consultants or advisors to, the Company and its parent and subsidiary corporations who are expected to contribute to the Company's future growth and success. Except where the context otherwise requires, the term "Company" shall include the parent and all present and future subsidiaries of the Company as defined in Sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended or replaced from time to time (the "Code"). Those provisions of the Plan which make express reference to Section 422 shall apply only to Incentive Stock Options (as that term is defined in the Plan).

         2.      Administration.

                 (a) Administration by Board and/or Committee. The Plan shall be administered by the Board of Directors of the Company (the "Board of Directors") and/or by a duly appointed committee of the Board of Directors having such powers as shall be specified by the Board of Directors. Any subsequent references herein to the Board of Directors shall also mean the committee if such committee has been appointed and, unless the powers of the committee have been specifically limited, the committee shall have all of the powers of the Board of Directors granted herein, including, without limitation, the power to terminate or amend the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law. All questions of interpretation of the Plan or of any options granted under the Plan (an "Option") shall be determined by the Board of Directors, and such determinations shall be final and binding upon all persons having an interest in the Plan and/or any Option.

                 (b) Disinterested Administration. With respect to the participation in the Plan of employees who are also officers or directors of the Company subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Plan shall be




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administered by the Board of Directors in compliance with the "disinterested administration" requirement of Rule 16b-3, as promulgated under the Exchange Act and amended from time to time or any successor rule or regulation ("Rule 16b-3").

                 (c) Compliance with Section 162(m) of the Code. In the event a Participating Company is a "publicly held corporation" as defined in paragraph (2) of Section 162(m) of the Code, as amended by the Revenue Reconciliation Act of 1993 (P.L. 103-66), and the regulations promulgated thereunder ("Section 162(m)"), the Company may establish a committee of outside directors meeting the requirements of Section 162(m) to approve the grant of Options which might reasonably be anticipated to result in the payment of employee remuneration that would otherwise exceed the limit on employee remuneration deductible for income tax purposes pursuant to Section 162(m).

                 (d) Options Authorized. Options may be either incentive stock options as defined in Section 422(a) of the Code ("Incentive Stock Options") or nonstatutory options which are not intended to meet the requirements of Section 422 of the Code.

                 (e) Authority of Officers. Any officer of a Participating Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, or election.

         3.      Eligibility.

         Options may be granted to persons who are employees or officers of, or consultants or advisors to, the Company. For purposes of the foregoing sentence, "employees" or "officers" shall include prospective employees or officers to whom Options are granted in connection with written offers of employment with the Company and "consultants" or "advisors" shall include prospective consultants or advisors to whom Options are granted in connection with written consulting or advising offers with the Company. However, Incentive Stock Options may be granted only to persons who are employees of the Company at the time of the grant. A person who has been granted an option may, if he or she is otherwise eligible, be granted additional options if the Board of Directors shall so determine.

         4.      Stock Subject to Plan.

         Options shall be for the purchase of shares of the authorized but unissued Common Stock or treasury shares of Common Stock of the Company. Subject to adjustment as provided in Section 15 below, the maximum number of shares of Common Stock of the Company which may be issued and sold under the Plan is fifty million seven hundred thousand (50,700,000) shares. Subject to adjustment as provided in Section 15 below, at any such time as the Company is a "publicly held corporation" as defined in paragraph 2 of Section 162(m), no person shall be granted within any fiscal year of the Company Options which in the aggregate cover more than seven hundred fifty thousand (750,000) shares; provided, however, that the foregoing limit shall be one million five hundred thousand (1,500,000) shares with respect to





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Options granted to any person during the first fiscal year of such person's employment with the Company or upon the promotion of any person to an executive office of the Company (the "Per Optionee Limit"). If an option granted under the Plan shall expire or terminate for any reason without having been exercised in full and/or shares of Common Stock subject to repurchase are repurchased by the Company, the unpurchased shares subject to such option or such repurchased shares shall again be available for subsequent option grants under the Plan. Notwithstanding the foregoing, any such shares shall be made subject to a new Option only if the grant of such new Option and the issuance of such shares pursuant to such new Option would not cause the Plan or any Option granted under the Plan to contravene Rule 16b-3.

         5.      Forms of Option Agreements.

                 As a condition to the grant of an option under the Plan, each recipient of an option shall execute an option agreement in such form not inconsistent with the Plan as may be approved by the Board of Directors. Such option agreements may differ among recipients.

         6.      Purchase Price.

                 (a) General. The purchase price per share of stock deliverable upon the exercise of an option shall be determined by the Board of Directors, provided, however, that the exercise price shall not be less than 100% of the fair market value of such stock, as determined by the Board of Directors, at the time of grant of such option, or less than 110% of such fair market value in the case of options described in Section 11(b).

                 (b) Payment of Purchase Price. Options granted under the Plan may provide for the payment of the exercise price by delivery of cash or a check to the order of the Company in an amount equal to the exercise price of such options, or, to the extent provided in the applicable option agreement,
(i) by delivery to the Company of shares of Common Stock of the Company already owned by the optionee having a fair market value equal in amount to the exercise price of the options being exercised, (ii) by any other means (including, without limitation, by delivery of a promissory note of the optionee payable on such terms as are specified by the Board of Directors) which the Board of Directors determines are consistent with the purpose of the Plan and with applicable laws and regulations (including, without limitation, the provisions of Rule 16b-3 and Regulation T promulgated by the Federal Reserve Board) or (iii) by any combination of such methods of payment. The fair market value of any shares of the Company's Common Stock or other non-cash consideration which may be delivered upon exercise of an option shall be determined by the Board of Directors.

         7.      Option Period.

                 Each option and all rights thereunder shall expire on such date as shall be set forth in the applicable option agreement, except that, in the case of an Incentive Stock Option, such date shall not be later than ten years after the date on which the option is granted and, in all cases, options shall be subject to earlier termination as provided in the Plan.





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         8.      Exercise of Options.

                 Each option granted under the Plan shall be exercisable either in full or in installments at such time or times and during such period as shall be set forth in the agreement evidencing such option, subject to the provisions of the Plan.

         9.      Nontransferability of Options.

                 Unless otherwise provided by the Board of Directors at the time of grant, during the lifetime of the optionee, the Option shall be exercisable only by the optionee and no Option shall be assignable or transferable by the optionee, either voluntarily or by operation of law, except by will or the laws of descent and distribution; provided, however, that nonstatutory options may be transferred pursuant to a qualified domestic relations order (as defined in Rule 16b-3).

         10.     Effect of Termination of Employment or Other Relationship.

                 Except as provided in Section 11(d) with respect to Incentive Stock Options, and subject to the provisions of the Plan, the Board of Directors shall determine the period of time during which an optionee may exercise an option following (i) the termination of the optionee's employment or other relationship with the Company or (ii) the death or disability of the optionee. Such periods shall be set forth in the agreement evidencing such option.

         11.     Incentive Stock Options.

                 Options granted under the Plan which are intended to be Incentive Stock Options shall be subject to the following additional terms and conditions:

                 (a) Express Designation. All Incentive Stock Options granted under the Plan shall, at the time of grant, be specifically designated as such in the option agreement covering such Incentive Stock Options.

                 (b) 10% Stockholder. If any employee to whom an Incentive Stock Option is to be granted under the Plan is, at the time of the grant of such option, the owner of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (after taking into account the attribution of stock ownership rules of Section 424(d) of the
Code), then the following special provisions shall be applicable to the Incentive Stock Option granted to such individual:

                          (i)     The purchase price per share of the Common
Stock subject to such Incentive Stock Option shall not be less than 110% of the fair market value of one share of Common Stock at the time of grant; and

                          (ii)    the option exercise period shall not exceed
five years from the date of grant.





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                 (c)      Dollar Limitation.  For so long as the Code shall so
provide, options granted to any employee under the Plan (and any other incentive stock option plans of the Company) which are intended to constitute Incentive Stock Options shall not constitute Incentive Stock Options to the extent that such options, in the aggregate, become exercisable for the first time in any one calendar year for shares of Common Stock with an aggregate fair market value (determined as of the respective date or dates of grant) of more than $100,000.

                 (d) Termination of Employment, Death or Disability. No Incentive Stock Option may be exercised unless, at the time of such exercise, the optionee is, and has been continuously since the date of grant of his or her option, employed by the Company, except that:

                          (i)     an Incentive Stock Option may be exercised
within the period of three months after the date the optionee ceases to be an employee of the Company (or within such lesser period as may be specified in the applicable option agreement), provided, that the agreement with respect to such option may designate a longer exercise period and that the exercise after such three-month period shall be treated as the exercise of a non-statutory option under the Plan;

                          (ii)    if the optionee dies while in the employ of
the Company, or within three months after the optionee ceases to be such an employee, the Incentive Stock Option may be exercised by the person to whom it is transferred by will or the laws of descent and distribution within the period of one year after the date of death (or within such lesser period as may be specified in the applicable option agreement); and

                          (iii)   if the optionee becomes disabled (within the
meaning of Section 22(e)(3) of the Code or any successor provision thereto) while in the employ of the Company, the Incentive Stock Option may be exercised within the period of one year after the date the optionee ceases to be such an employee because of such disability (or within such lesser period as may be specified in the applicable option agreement).

For all purposes of the Plan and any option granted hereunder, "employment" shall be defined in accordance with the provisions of Section 1.421-7(h) of the Income Tax Regulations (or any successor regulations). Notwithstanding the foregoing provisions, no Incentive Stock Option may be exercised after its expiration date.

         12.     Additional Provisions.

                 (a) Additional Option Provisions. The Board of Directors may, in its sole discretion, include additional provisions in option agreements covering options granted under the Plan, including without limitation, restrictions on transfer, repurchase rights, commitments to pay cash bonuses, to make, arrange for or guaranty loans or to transfer other property to optionees upon exercise of options, or such other provisions as shall be determined by the Board of Directors; provided that such additional provisions shall not be inconsistent with any other term or condition of the Plan and such additional provisions shall not cause any Incentive Stock





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Option granted under the Plan to fail to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code.

                 (b) Acceleration, Extension. Etc. The Board of Directors may, in its sole discretion, (i) accelerate the date or dates on which all or any particular option or options granted under the Plan may be exercised or
(ii) extend the dates during which all, or any particular, option or options granted under the Plan may be exercised; provided, however, that no such extension shall be permitted if it would cause the Plan to fail to comply with
Section 422 of the Code or with Rule 16b-3.

         13.     Compliance With Securities Laws.

                 Each option shall be subject to the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, or that the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, such option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval, or satisfaction or such condition shall have been effected or obtained on conditions acceptable to the Board of Directors. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification, or to satisfy such condition.

         14.     Rights as a Stockholder.

                 The holder of an option shall have no rights as a stockholder with respect to any shares covered by the option (including, without limitation, any rights to receive dividends or non-cash distributions with respect to such shares) until the date of issue of a stock certificate to him or her for such shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

         15.     Adjustment Provisions for Recapitalizations and Related
                 Transactions.

                 (a) General. If, through or as a result of any merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, (i) the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities of the Company, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment may be made in
(1) the maximum number and kind of shares reserved for issuance under the Plan,
(2) the maximum number and kind of shares described in the Per Optionee Limit,
(3) the number and kind of shares or other securities subject to any then outstanding options under the Plan, and (4) the price for each share subject to any then outstanding options under the Plan, without changing the aggregate purchase price as to which such options remain exercisable.





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Notwithstanding the foregoing, no adjustment shall be made pursuant to this
Section 15 if such adjustment would cause the Plan to fail to comply with
Section 422 of the Code or with Rule 16b-3.

                 (b) Board Authority to Make Adjustments. Any adjustments under this Section 15 will be made by the Board of Directors, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued under the Plan on account of any such adjustments.

         16.     Merger, Consolidation, Asset Sale, Liquidation, etc.

                 (a) General. In the event of a consolidation or merger or sale of all or substantially all of the assets of the Company in which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity or in the event of a liquidation of the Company, the Board of Directors of the company, or the board of directors of any corporation assuming the obligations of the Company, may, in its discretion, take any one or more of the following actions, as to outstanding options: (i) provide that such options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), provided that any such options substituted for Incentive Stock Options shall meet the requirements of Section 424(a) of the Code, (ii) upon written notice to the optionees, provide that all unexercised options will terminate immediately prior to the consummation of such transaction unless exercised by the optionee within a specified period following the date of such notice, (iii) in the event of a merger under the terms of which holders of the Common Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the merger (the "Merger Price"), make or provide for a cash payment to the optionees equal to the difference between (A) the Merger Price times the number of shares of Common Stock subject to such outstanding options (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all such outstanding options in exchange for the termination of such options, and (iv) provide that all or any outstanding options shall become exercisable in full immediately prior to such event.

                 (b) Substitute Options. The company may grant options under the Plan in substitution for options held by employees of another corporation who become employees of the Company, or a subsidiary of the Company, as the result of a merger or consolidation of the employing corporation with the Company or a subsidiary of the Company, or as a result of the acquisition by the Company, or one of its subsidiaries, of property or stock of the employing corporation. The Company may direct that substitute options be granted on such terms and conditions as the Board of Directors considers appropriate in the circumstances.

         17.     No Special Employment Rights.

                 Nothing contained in the Plan or in any option shall confer upon any optionee any right with respect to the continuation of his or her employment by the Company or interfere in any way with the right of the Company at any time to terminate such employment at any time or to increase or decrease the compensation of the optionee.





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         18.     Other Employee Benefits.

                 Except as to plans which by their terms include such amounts as compensation, the amount of any compensation deemed to be received by an employee as a result of the exercise of an option or the sale of shares received upon such exercise will not constitute compensation with respect to which any other employee benefits of such employee are determined, including, without limitation, benefits under any bonus, pension, profit-sharing, life insurance or salary continuation plan, except as otherwise specifically determined by the Board of Directors.

         19.     Amendment of the Plan.

                 (a) The Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, provided, however, that without the approval of the Company's stockholders, there shall be (i) no increase in the total number of shares of Stock covered by the Plan (except by operation of the provisions of paragraph 9 above), (ii) no change in the class of persons eligible to receive Incentive Stock Options, and (iii) no expansion in the class of persons eligible to receive nonstatutory options. In addition to the foregoing, if at any time the approval of the stockholders of the Company is required under Section 422 of the Code or any successor provision with respect to Incentive Stock Options, or in order to comply with Rule 16b-3, the Board of Directors may not effect such modification or amendment without such approval.

                 (b) The termination or any modification or amendment of the Plan shall not, without the consent of an optionee, affect his or her rights under an option previously granted to him or her. With the consent of the optionee affected, the Board of Directors may amend outstanding option agreements in a manner not inconsistent with the Plan. The Board of Directors shall have the right to amend or modify (i) the terms and provisions of the Plan and of any outstanding Incentive Stock Options granted under the Plan to the extent necessary to qualify any or all such options for such favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code and (ii) the terms and provisions of the Plan and of any outstanding option to the extent necessary to ensure the qualification of the Plan under Rule 16b-3.

         20.     Withholding.

                 (a) The Company shall have the right to deduct from payments of any kind otherwise due to the optionee any federal, state or local taxes of any kind required by law to be withheld with respect to any shares issued upon exercise of options under the Plan. Subject to the prior approval of the Company, which may be withheld by the Company in its sole discretion, the optionee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company to withhold shares of Common Stock otherwise issuable pursuant to the exercise of an option or (ii) by delivering to the Company shares of Common Stock already owned by the optionee. The shares so delivered or withheld shall have a fair market value equal to such withholding obligation. The fair market value of the shares used to satisfy such withholding





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obligation shall be determined by the Company as of the date that the amount of tax to be withheld is to be determined. An optionee who has made an election pursuant to this Section 20(a) may only satisfy his or her withholding obligation with shares of Common Stock which are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

                 (b) Notwithstanding the foregoing, in the case of a person required to file reports under Section 16(a) of the Exchange Act, no election to use shares for the payment of withholding taxes shall be effective unless made in compliance with any applicable requirements of Rule 16b-3.

         21.     Cancellation and New Grant of Options, Etc.

                 The Board of Directors shall have the authority to effect, at any time and from time to time, with the consent of the affected optionees, (i) the cancellation of any or all outstanding options under the Plan and the grant in substitution therefor of new options under the Plan covering the same or different numbers of shares of Common Stock and having an option exercise price per share which may be lower or higher than the exercise price per share of the cancelled options or (ii) the amendment of the terms of any and all outstanding options under the Plan to provide an option exercise price per share which is higher or lower than the then-current exercise price per share of such outstanding options.

         22.     Termination of the Plan.

                 Unless sooner terminated in accordance with Section 16, the Plan shall terminate, with respect to Incentive Stock Options, upon the earlier of (i) May 15, 2001, or (ii) the date on which all shares available for issuance under the Plan have been issued pursuant to the exercise or cancellation of options granted under the Plan. Unless sooner terminated in accordance with Section 16, the Plan shall terminate with respect to options which are not Incentive Stock Options on the date specified in (ii) above. If the date of termination is determined under (i) above, then options outstanding on such date shall continue to have force and effect in accordance with the provisions of the instruments evidencing such options.

                 Notwithstanding any other provision to the contrary, the Initial Plan and the Prior Plan shall remain in effect in accordance with their terms and apply to Options granted pursuant to the Initial Plan and the Prior Plan, respectively.

         23.     Provision for Foreign Participants.

                 The Board of Directors may, without amending the Plan, modify awards or options granted to participants who are foreign nationals or employed outside the United States to recognize differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.





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                 IN WITNESS WHEREOF, the undersigned Secretary of the Company certifies that the foregoing is the Bay Networks, Inc. 1994 Stock Option Plan as duly adopted by the Board on August 17, 1994 and amended by the Board through July 25, 1996.



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